EMPLOYMENT AGREEMENT made as of the 31st day of March, 1997 (the "Effective Date") by and between LANCIT MEDIA ENTERTAINMENT, LTD. with offices at 601 West 50th Street, New York, New York 10019 (hereinafter "Employer") and SUSAN SOLOMON, residing at 211 Central Park West, New York, New York 10024 (hereinafter "Executive").

      WHEREAS, the parties desire to set forth the terms and conditions of employment of Executive by Employer.

      NOW, THEREFORE, in consideration of the agreements hereinafter contained, the parties hereto agree as follows:

      1. Term: The initial term of this Agreement shall be three (3) years, commencing as of the Effective Date ("Initial Term"). Unless the employment of Executive is terminated during the second year of the Initial Term, the term of this Agreement shall automatically be extended for another year, and at all times thereafter the remaining term of this Agreement shall not be less than two
(2) years. For example, if Employer terminates the employment of Executive on June 1, 2000, then the remaining term of this Agreement shall be until May 31, 2002.

      2. Services: (a) During the term of her employment, Executive shall render her services to Employer as Chief Executive Officer and Chairman of the Board of Directors of Employer. Executive shall report directly to the Board of Directors and all other executives of Employer shall report to her. Executive shall also be elected to the Board of Directors of Employer. It is agreed that should Executive so request, one (1) additional director position shall be added to the Board of Directors, and Executive shall have the sole right to nominate one (1) or more persons to fill this position, subject to the good faith approval of the then existing Board of Directors. Employer agrees to include such nominee(s) in any proxy statement prepared by Employer which relates to the election of directors and to use its reasonable efforts to ensure such nominee's election.

           (b) Executive agrees to devote her full working time and efforts to the business and affairs of Employer and to all of its majority-owned subsidiaries, if any (hereinafter collectively referred to as the "Corporate Group"), and hold such additional offices in components of the Corporate Group to which she shall accept, such acceptance not to be unreasonably withheld and to which from time to time she may be elected or appointed, provided that they are of the same general character and of at least the same degree of responsibility as the offices in the Employer which she shall hold pursuant to the terms of this Agreement. Employer agrees that Executive will be covered under Employer's Director & Officer liability insurance policy, as the same may be modified from time to time, provided that such modifications may not reduce coverage benefits which are in effect as of the date of this Agreement. Executive will not be asked to be an officer or director of any component of the Corporate Group not covered by such policy. Employer represents that the Director & Officer liability insurance policy in effect as of the date of this Agreement has been issued by Chubb/Federal Insurance Company, and that the material terms of that policy are set forth on the coverage summary annexed hereto as Exhibit D. Employer hereby covenants to maintain the above described Director & Officer liability insurance policy or a policy with at least as favorable coverage for Employer's directors and officers issued by an insurance company whose credit rating is at least as strong as the current rating of the current issuer of the policy in effect.

           (c) Employer will indemnify Executive and hold her harmless against any and all claims and liabilities asserted against Executive which arise in connection with the performance of Executive's duties and responsibilities while acting in Executive's capacity as an employee of Employer, except Employer shall not be obligated to indemnify or hold Executive harmless against any claim or liability which arises out of Executive's gross misconduct, malfeasance or gross negligence.

           (d)  Executive   shall  have  a  private,   enclosed   office  and  a
secretary/assistant employed by Employer, dedicated exclusively to Executive, full time. Executive's primary place of employment will be at Employer's office in New York, New York.

           (e) Nothing contained in this Agreement shall be construed to prevent Executive from managing her private investments in any business, except that Executive will be permitted to own not more than two (2%) percent of the issued and outstanding stock or other securities of a competitor of Employer. Executive shall, in the performance of her duties, be at all times subject to the direction and supervision of Employer, and shall report directly to the Board of Directors of Employer.

      3.   Compensation:

           (a) As compensation for services rendered to the Corporate Group during the term of this Agreement, Executive shall be paid compensation at the annual base rate (the "Base Salary") of Three Hundred Fifty Thousand ($350,000) Dollars per year during each year of this Agreement. The Base Salary shall be payable in accordance with Employer's then applicable payroll practice. Executive's Base Salary shall be increased each year as of the commencement of each such year at the discretion of the Board of Directors of Employer, provided that the Base Salary shall, at a minimum, be increased each year by the percentage increase in the "Consumer Price Index (CPI-U) for New York City," as published by the Bureau of Labor Statistics of the United States Department of Labor for the prior calendar year, and as soon as such increase shall be determined Executive's salary shall be the amount as so adjusted, retroactive to the commencement of such year.

           (b) As additional compensation for services rendered to the Corporate Group during the term of this Agreement Executive shall also be paid the following bonuses:

                (i) A signing bonus of One Hundred Thousand ($100,000) Dollars, payable upon execution of this Agreement.

                (ii) A signing bonus of Fifty Thousand ($50,000) Dollars, payable no later than July 31, 1998.

                (iii) Annual performance bonuses, commencing for the 1997/98 fiscal year, based on the annual financial result of Employer as compared to the financial objective proposed by Executive for each fiscal year (the "Annual Goal") and approved by the Board of Directors (it being understood and agreed that if the Board does not so approve such proposed Annual Goal, the Board retains the right to set the Annual Goal, in its sole discretion), calculated as follows, and paid within sixty (60) days after the close of each fiscal year:

                     (A)  If the financial result for a fiscal
year is twenty (20%) percent or more above the Annual Goal for that fiscal year, the minimum annual bonus for that fiscal year shall be equal to one hundred (100%) percent of the Base Salary.

                     (B)  If the financial result for a fiscal
year is more than the Annual Goal for that fiscal year but less than twenty (20%) percent above the Annual Goal for that fiscal year, the minimum annual bonus for that fiscal year shall be set at an amount between fifty (50%) percent and one hundred (100%) percent of the Base Salary, calculated on a pro-rata basis. For example, if the financial result was ten (10%) above the Annual Goal for the fiscal year, the minimum annual bonus would be equal to seventy-five (75%) percent of the Base Salary.

                     (C)  If the financial result for a fiscal
year is equal to the Annual Goal for that fiscal year, the minimum annual bonus for that fiscal year shall be equal to fifty (50%) percent of the Base Salary.

                     (D)  If the financial result for a fiscal
year is not more than ten (10%) percent below the Annual Goal for that fiscal year, the minimum annual bonus for that fiscal year shall be set at an amount between twenty (20%) percent and fifty (50%) percent of the Base Salary, calculated on a pro-rata basis. For example, if the financial result was five (5%) below the Annual Goal for the fiscal year, the annual bonus would be equal to thirty-five (35%) percent of the Base Salary.

                     (E)  If the financial result for a fiscal
year is more than ten (10%) below the Annual Goal for that fiscal year, there shall be no minimum annual bonus payable, but the Board of Directors may, in its sole discretion, still award Executive an annual bonus.

           (c) As additional compensation for services rendered to the Corporate Group during the Initial Term of this Agreement, Executive shall also be paid a bonus with respect to funds invested in Employer by any third party (exclusive of third parties currently having any equity or other financial interest in Employer), to the extent such funds are received by Employer during the term of this Agreement. The amount of such bonus shall be equal to the difference between (i) the sum of (A) five (5%) percent of the first One Million ($1,000,000) Dollars invested in Employer, (B) four (4%) percent of the next One Million ($1,000,000) Dollars invested in Employer, (C) three (3%) percent of the next One Million ($1,000,000) Dollars invested in Employer, (D) two (2%) percent of the next One Million ($1,000,000) Dollars invested in Employer and (E) one (1%) percent of any monies in excess of Four Million ($4,000,000) Dollars and
(ii) all amounts paid to third party investment bankers and advisors in connection with such investment. Executive's bonus shall be payable with respect to net funds received by Employer (i.e., after all of Employer's expenses incurred in connection with such investment) during the term of this Agreement and shall be paid within thirty (30) days of Employer's receipt of such funds.

           (d) Employer has adopted an Incentive Bonus Plan whereby executive officers of Employer as a group shall receive a bonus of five (5%) percent of pre-tax income of Employer, as set forth in Employer's audited financial statements provided that: (i) Employer's pre-tax income in any given fiscal year is at least Two Hundred Fifty Thousand ($250,000) Dollars; (ii) in such fiscal year, Employer's net income per share is at least $.05 per share (adjusted for stock splits and stock dividends); and (iii) the net income in such fiscal year exceeds the net income in the immediately preceding fiscal year. The amount of any bonus to be paid to Executive which may be available for distribution pursuant to such Incentive Bonus Plan, in any year of this Agreement, shall be determined by Employer. Executive shall be eligible to participate in such Incentive Bonus Plan starting with the fiscal year which commences on July 1, 1997, and if the term of Executive's employment terminates prior to the close of Employer's fiscal year, Executive shall be eligible to participate in a pro-rata portion of any bonus payable as of the close of such fiscal year.

           (e) (i) As a further financial incentive for Executive, Employer hereby grants Executive an additional value incentive bonus (the "Value Incentive Bonus") of seven hundred thousand (700,000) units (the "Units") which shall be convertible in accordance with the terms and conditions of this Agreement and Schedule A annexed hereto. The value of each Unit shall be equal to the increased value of one (1) share of Employer's common stock, calculated in the manner described in this Agreement and in Schedule A annexed hereto. Upon conversion of the Units into compensation, as contemplated by Paragraph 2 of Schedule A, employee will be entitled to receive cash or shares of Employer's common stock at the option of Employer's Board of Directors, in accordance with Schedule A. The Value Incentive Bonus is an employee benefit plan of Employer.

                (ii) (A) The Units are granted in recognition of the personal services of Executive, and Executive hereby agrees that Executive will not directly or indirectly sell, assign, transfer, pledge, hypothecate, dispose of, encumber or otherwise grant any interest in the Units other than (1) by will or by the laws of descent and distribution or (2) pursuant to a "Qualified Domestic Relations Order" ("QDRO") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employment Retirement Income Security Act of 1974, as amended. The Units may be converted during the lifetime of Executive only by Executive or by Executive's guardian or other legal representative or by a transferee thereof pursuant to a QDRO (a "Permitted Transferee").

                     (B) If Executive shall die while still
employed pursuant to this Agreement, the Units may be converted by Executive's executor, administrator or other legal representative, or by a Permitted Transferee to whom the Units were lawfully transferred, if any, at any time prior to the expiration of the Units.

                     (C)  If Executive's employment pursuant to
this Agreement is terminated by reason of permanent disability (as defined in Paragraph 4(a) below), the Units may be converted by Executive or by Executive's guardian or legal representative, or by a Permitted Transferee to whom the Units were lawfully transferred, if any, at any time prior to the expiration of the Units.

                (iii) The Units may not be converted prior to October 1, 1997. From and after such date the Units may be converted in whole or from time to time in part at any time before their expiration by giving advance written notice of such exercise to the Chief Financial Officer of Employer in the form of Exhibit I annexed to Schedule A hereto prior to midnight, New York City time, on March 31, 2007 (the "Expiration Date"), specifying the number of Units (not exceeding seven hundred thousand (700,000)) being exercised.

                (iv) Employer agrees that with respect to the shares of common stock which may be issuable to Executive pursuant to Executive's Value Incentive Bonus (the "Value Incentive Shares"), Employer will, promptly after the execution and delivery of this Agreement, seek to register the Value Incentive Shares under the Securities Act of 1933, as amended (the "Securities Act"), on a Form S-8 (or the applicable successor Form) registration statement, and shall thereafter use its reasonable efforts to maintain current and in effect such registration statement. In connection with such registration, Employer shall prepare and file and thereafter maintain current and in effect, a "re-offer prospectus" under such registration statement, registering the resale of all the Value Incentive Shares by Executive. Employer agrees to use its reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for Employer to remain qualified to use such Form S-8 and such re-offer prospectus as contemplated by this Agreement. Employer's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Effective Date, or (ii) the sale of all of the Value Incentive Shares by Executive or
(iii) the date Executive receives an opinion of counsel reasonably acceptable to counsel for Executive (which may be from counsel to Employer) that all of the Value Incentive Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Value Incentive Shares may remain unregistered under the Securities Act.

                (v) If Employer is unable to register the Value Incentive Shares on Form S-8 during the period ending on the later to occur of the date of the shareholders meeting referred to in subparagraph 3(f)(ii) or the expiration of the one hundred seventy (170) day period following the execution of this Agreement, or thereafter fails or is unable to maintain such registration statement in effect or fails or is unable to file or thereafter maintain in effect a re-offer prospectus under such registration statement, Executive will be entitled to the demand registration rights described in the Registration Rights Agreement between Employer and Executive dated as of March 31, 1997, a copy of which is annexed hereto as Exhibit C.

                (vi) Executive agrees that, during any ninety (90) day period, and notwithstanding the registration under the Securities Act of the Value Incentive Shares, Executive's right to sell, assign, hypothecate or otherwise transfer any interest in the Value Incentive Shares (collectively referred to herein as Executive's "Transfer Rights"), shall be limited to that number of the Value Incentive Shares which is equal to the greater of (A) one (1%) percent of the number of shares of Employer's common stock outstanding or (B) the average weekly reported volume of trading in Employer's common stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association (e.g., NASDAQ) during the four (4) calendar weeks immediately preceding the filing of the notice of sale required to be filed under Rule 144 if the Value Incentive Shares are being sold in compliance with SEC Rule 144 or, if compliance with Rule 144 is not required, the date of sale. Employer and Executive agree that the restrictions described in this subparagraph 3(e)(vi) shall expire: (1) if Executive's employment is terminated other than for the reason set forth in subparagraph 4(a)(iv), upon the later of
(x) the termination of Executive's employment with Employer or (y) March 30, 2001, or (2) if Executive's employment is terminated for the reason set forth in subparagraph 4(a)(iv), upon the termination of Executive's employment with Employer or (3) upon a "Change In Control of Employer" as defined in subparagraph 4(d) of this Agreement. Employer further agrees that if Executive, prior to her termination of employment, has not transferred or sold the maximum number of Value Incentive Shares to which she had been entitled to transfer or sell hereunder, then, as of the date of termination of her employment, where such date is prior to March 30, 2001, all restrictions on transfer and sale shall expire as of the date of termination of employment as to the number of Value Incentive Shares which Executive could have previously transferred or sold cumulatively, less the number of shares which were previously transferred or sold.

                (vii) The Units shall expire and become null and void at the earliest of:

                       (A) the approval or ratification by
Employer's shareholders at the Shareholder's Meeting of a grant to Executive of even date herewith of options to purchase up to seven hundred thousand (700,000) shares of Common Stock on or before September 21, 1997;

                     (B)  the Expiration Date;

                     (C)  the dissolution of Employer (subject to
the provisions of subparagraph 3(e)(viii) below);

                        (D) (1) six (6) months after the
termination of this Agreement if such termination occurs on or prior to March 31, 2001 other than by reason of death or "permanent disability" (as defined in subparagraph 4(a) below), or (2) one (1) year after the termination of this Agreement if such termination occurs on or prior to March 31, 2001 by reason of death or disability;

                     (E)  one (1) year after the termination of
this Agreement if such termination occurs for any reason whatsoever after March 31, 2001 and on or prior to March 31, 2002;

                     (F)  two (2) years after the termination of
this Agreement if such termination occurs for any reason whatsoever after March 31, 2002 and on or prior to March 31, 2003; or

                     (G) three (3) years after the termination of this Agreement if such termination occurs for any reason whatsoever after March 31, 2003.

In the event Executive's employment is terminated within four (4) years of the Effective Date, other than "For Cause" (as defined in subparagraph 4(a) of this Agreement) or in the event Executive delivers her notice of her "Resignation For Cause" (as defined in subparagraph 4(c) of this Agreement), then, notwithstanding any other provisions of this or any other agreement dated as of even date herewith or prior hereto, the Units shall expire no earlier than the date which is two (2) years from the Effective Date with respect to fifty (50%) percent of the Value Incentive Shares issuable upon conversion of the Units, the date which is three (3) years from the Effective Date with respect to an additional twenty-five (25%) percent of the Value Incentive Shares issuable upon conversion of the Units and the date which is four (4) years from the Effective Date with respect to the remaining twenty-five (25%) percent of the Value Incentive Shares issuable upon conversion of the Units.

                (viii) (A) In the event of (1) the dissolution or liquidation of Employer or (2) a merger or consolidation in which (x) the Employer does not survive as a publicly owned corporation with securities registered under the Exchange Act and (y) the agreements governing such merger or consolidation do not provide for the issuance of a substitute value incentive bonus or options with substantially equivalent terms, as determined by Employer's Board of Directors, in lieu of the Units or for the express assumption (within the meaning of Section 424(a) of the Code) of the Units by the surviving corporation, Employer's Board of Directors shall declare that the Units shall terminate as of a date to be fixed by the Board of Directors (the "Termination Date"), provided that the Board of Directors shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Executive, and Executive shall have the right, during the period between the receipt of the written notice and the Termination Date to convert the Units, in whole or in part, whether or not all or any part of the Units would otherwise be convertible; provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to the Termination Date, Executive and all other holders of Units, if any, shall be deemed to have delivered to Employer a notice of conversion of the Units, in whole, on such Termination Date. To the extent that the Units are not converted in their entirety on or prior to the Termination Date, any and all Units and all rights then remaining hereunder shall terminate as of the Termination Date.

                     (B)  In the event a "Change in Control" of
Employer (as defined in subparagraph 4(d) below) occurs prior to September 30, 1997, the Units shall become immediately convertible in whole or in part.

                     (C) In the event of a "Change in Control" of Employer pursuant to which a substitute value incentive bonus or options are offered to Executive in place of the Units herein granted or the surviving corporation offers to assume Employer's obligations under the value incentive bonus, the Board shall cause to be delivered to Executive, not less than thirty
(30) days before the effective date of such "Change In Control of Employer", written notice of such effective date to Executive, and Executive shall have the right to elect to accept such substitute value incentive bonus or options or to convert the Units in whole or in part, prior to the effective date of such "Change in Control of Employer" (and such notice shall so state); provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to such effective date, Executive and all other holders of Units, if any, shall be deemed to have rejected any substitute value incentive bonus or options offered to Executive and any offer to assume the Units and to have delivered to Employer a notice of conversion of the Units, in whole, on such effective date.

                (ix) If, at the time Executive converts any Units with respect to which payment is made in Value Incentive Shares, such Value Incentive shares are not registered for resale under the Securities Act, and Executive is entitled to demand registration rights under subparagraph 3(e)(v) above, and if on the date on which such Value Incentive Shares may for the first time be sold by Executive without limitation (whether by means of an effective registration for resale under the Securities Act or otherwise) the "fair market value" of a share of Employer's common stock is, with respect to any such Value Incentive Share, below the lesser of (A) the fair market value of such Value Incentive Share on the date Executive's notice of election to exercise her registration rights was received by Employer or (B) the fair market value of such Value Incentive Share on the date the certificate representing ownership in registered form thereof was issued, Employer will promptly compensate Executive with a bonus payment in an amount of cash or registered shares (valued at their fair market value) equal to the sum of the differences between the fair market value of a share of Employer's common stock on the date on which such registration statement is declared effective and the amount determined to be, with respect to each Value Incentive Share described in this subparagraph 3(e)(ix), the lesser of the amounts described in clauses (A) and (B) above. For purposes of the foregoing, the term fair market value shall have the same meaning as is ascribed to such term in Schedule A.

           (f) (i) Employer hereby grants and, subject to the approval of Employer's shareholders at the special shareholders meeting described in subparagraph 3(f)(ii), Executive agrees to accept in lieu of the Value Incentive Bonus, stock options to purchase seven hundred thousand (700,000) shares of Employer's common stock (the "Signing Options") on the terms and conditions described in the Stock Option Agreement between Employer and Executive dated as of March 31, 1997, a copy of which is annexed hereto as Exhibit A.

                (ii) Employer agrees to call a special meeting of its shareholders promptly following the execution of this Agreement, but in no event later than September 21, 1997, for the purpose of seeking such shareholder approval of Employer's grant of the Signing Options. Executive agrees that if the shareholders approve the grant of the Signing Options, all of Executive's rights to the Value Incentive Bonus shall be deemed null and void, ab initio.

                (iii) Employer agrees that with respect to the shares of common stock issuable to Executive upon exercise of the Signing Options (the "Option Shares"), Employer will, promptly after the execution and delivery of this Agreement, seek to register the Option Shares under the Securities Act on a Form S-8 (or the applicable successor Form) registration statement, and shall thereafter use its reasonable efforts to maintain current and in effect such registration statement. In connection with such registration, Employer shall prepare and thereafter maintain current and in effect, a "re-offer prospectus" under such registration statement, registering the resale of all the Option Shares by Executive. Employer agrees to use its reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for Employer to remain qualified to use such Form S-8 and such re-offer prospectus as contemplated by this Agreement. Employer's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Effective Date, or (ii) the sale of all of the Option Shares by Executive or (iii) the date Executive receives an opinion of counsel reasonably acceptable to counsel for Executive (which may be from counsel to Employer) that all of the Option Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Option Shares may remain unregistered under the Securities Act.

                (iv) If Employer is unable to register the Option Shares on Form S-8 during the period ending on the later to occur of the date of the shareholders meeting referred to in subparagraph 3(f)(ii) or the expiration of the one hundred seventy (170) day period following the execution of this Agreement, or thereafter fails or is unable to maintain such registration statement in effect or fails or is unable to file or thereafter maintain in effect a re-offer prospectus under such registration statement, Executive will be entitled to the demand registration rights described in the Registration Rights Agreement between Employer and Executive dated as of March 31, 1997, a copy of which is annexed hereto as Exhibit C.

                (v) Executive agrees that, during any ninety (90) day period, and notwithstanding the registration under the Securities Act of the Option Shares, Executive's right to sell, assign, hypothecate or otherwise transfer any interest in the Option Shares (collectively referred to herein as Executive's "Transfer Rights"), shall be limited to that number of the Option Shares, which is equal to the greater of (A) one (1%) percent of the number of shares of Employer's common stock outstanding or (B) the average weekly reported volume of trading in Employer's common stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association (e.g., NASDAQ) during the four (4) calendar weeks immediately preceding the filing of the notice of sale required to be filed under Rule 144 if the Option Shares are being sold in compliance with SEC Rule 144 or, if compliance with Rule 144 is not required, the date of sale. Employer and Executive agree that the restrictions described in this subparagraph 3(f)(v) shall expire: (1) if Executive's employment is terminated other than for the reason set forth in subparagraph 4(a)(iv), upon the later of (x) the termination of Executive's employment with Employer or (y) March 24, 2001, or (2) if Executive's employment is terminated for the reason set forth in subparagraph 4(a)(iv), upon the termination of Executive's employment with Employer or (3) in the event of a "Change In Control of Employer" as defined in subparagraph 4(d) of this Agreement. Employer further agrees that if Executive, prior to her termination of employment, has not transferred or sold the maximum number of Option Shares to which she had been entitled to transfer or sell hereunder, then, as of the date of termination of her employment, where such date is prior to March 24, 2001, all restrictions on transfer and sale shall expire as of the date of termination of employment as to the number of Option Shares which Executive could have previously transferred or sold cumulatively, less the number of shares which were previously transferred or sold.

                (vi) (A) In the event of (1) the dissolution or liquidation of Employer or (2) a merger or consolidation in which (x) the Employer does not survive as a publicly owned corporation with securities registered under the Exchange Act and (y) the agreements governing such merger or consolidation do not provide for the issuance of substitute options with substantially equivalent terms, as determined by Employer's Board of Directors, in lieu of the Signing Options or for the express assumption (within the meaning of Section 424(a) of the Code) of the Signing Options by the surviving corporation, Employer's Board of Directors shall declare that the Signing Options shall terminate as of a date to be fixed by the Board of Directors (the "Termination Date"), provided that the Board of Directors shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Executive and, provided the Signing Options have theretofore been approved or ratified by Employer's shareholder as contemplated by the provisions of subparagraph 3(f)(ii) above, Executive shall have the right, during the period between the receipt of the written notice and the Termination Date to exercise the Signing Options, in whole or in part, whether or not all or any part of the Signing Options would not otherwise be exercisable; provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to the Termination Date, Executive and all other holders of the Signing Options, if any, shall be deemed to have delivered to Employer a notice of exercise of the Signing Options, in whole, on such Termination Date. To the extent that the Signing Options are not exercised in their entirety on or prior to the Termination Date, any and all Signing Options and all rights then remaining hereunder shall terminate as of the Termination Date.

                     (B)  Provided the Signing Options have been
approved or ratified by Employer's shareholders as contemplated by the provisions of subparagraph 3(f)(ii) above, in the event a "Change in Control" of Employer (as defined in subparagraph 4(d) below) occurs prior to September 30, 1997, the Signing Options shall become immediately exercisable in whole or in part.

                     (C) In the event of a "Change in Control" of Employer pursuant to which substitute options are offered to Executive in place of the Signing Options herein granted or the surviving corporation offers to assume the Signing Options, the Board shall cause to be delivered to Executive, not less than thirty (30) days before the effective date of such "Change In Control of Employer", written notice of such effective date to Executive and, provided the Signing Options have theretofore been approved or ratified by Employer's shareholders as contemplated by the provisions of subparagraph
3(f)(ii) above, Executive shall have the right to elect to accept such substitute options or assumption of the Signing Options or to exercise the Signing Options in whole or in part, prior to the such effective date (and such notice shall so state); provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to such effective date, Executive and all other holders of the Signing Options, if any, shall be deemed to have rejected any substitute options offered to Executive and any offer to assume the Signing Options and to have delivered to Employer a notice of exercise of the Signing Options, in whole, on such effective date.

                (vii) If, at the time Executive purchases any Option Shares upon exercise of Signing Options, such Option Shares are not registered for resale under the Securities Act, and Executive is entitled to demand registration rights under subparagraph 3(f)(iv) above, and if on the date on which such Option Shares may for the first time be sold by Executive without limitation (whether by means of an effective registration for resale under the Securities Act or otherwise) the "fair market value" of a share of Employer's common stock is, with respect to any such Option Share, below the lesser of (A) the fair market value of such Option Share on the date Executive's notice of election to exercise her registration rights was received by Employer or (B) the fair market value of such Option Share on the date the certificate representing ownership in registered form thereof was issued, Employer will promptly compensate Executive with a bonus payment in an amount of cash or registered shares (valued at their fair market value) equal to the sum of the differences between the fair market value of a share of Employer's common stock on the date on which such registration statement is declared effective and the amount determined to be, with respect to each Option Share described in this subparagraph 3(f)(vii), the lesser of the amounts described in clauses (A) and (B) above. For purposes of the foregoing, the term fair market value shall have the same meaning as is ascribed to such term in Schedule A annexed hereto.

           (g) (i) Employer represents and warrants that (i) Employer has authorized Fifteen Million (15,000,000) shares of common stock, which is the only class of stock authorized and issued, and that Six Million Six Hundred Thirty-Four Thousand Seven Hundred Fifty (6,634,750) shares of such common stock have been issued and are outstanding as of the Effective Date. Employer further represents and warrants that there are third party options and warrants representing One Million One Hundred Seventeen Thousand Sixty-Six (1,117,066) shares of common stock outstanding but unexercised as of the Effective Date. Employer has agreed to protect Executive from the dilutive effect that the exercise of Employer's currently outstanding warrants and stock options would have on the Value Incentive Shares or the Option Shares, as applicable. Accordingly, subject to the terms of this Agreement and Employer's 1990 Stock Option Plan (as it may be amended from time to time), Employer agrees to grant Executive, pursuant to Employer's 1990 Stock Option Plan (the "Plan"), an option to purchase up to seventy thousand (70,000) shares of Employer's common stock (the "Anti-Dilution Options") effective as of the Effective Date. The Anti-Dilution Options will vest and become exercisable in accordance with the terms and conditions of the Stock Option Agreement between Employer and Executive dated March 31, 1997, a copy of which is annexed as Exhibit B. Employer agrees that no fewer than seventy thousand (70,000) shares (the "Anti-Dilution Shares") of Employer's common stock will remain available for issuance under the Plan pursuant to the Stock Option Agreement for so long as the Anti-Dilution Options remain outstanding.

                (ii) Employer represents and warrants that the Anti-Dilution Shares are registered pursuant to a registration statement on Form S-8 which is currently in effect. Employer shall promptly prepare and file, by means of a post-effective amendment, and thereafter maintain current and in effect, a re-offer prospectus under such registration statement, registering the resale of all the Anti-Dilution Shares by Executive. Employer agrees to use its reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for Employer to remain qualified to use Form S-8 and such re-offer prospectus as contemplated by this Agreement. Employer further represents and warrants that it shall use its reasonable efforts to maintain current and in effect such registration statement until the earliest to occur of (A) the eleventh (11th) anniversary of the Effective Date, or (B) the sale of all of the Anti-Dilution Shares by Executive, or (iii) the date Executive receives an opinion of counsel reasonably acceptable to counsel for Executive (which may be from counsel to Employer) that all of the Anti-Dilution Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Anti-Dilution Shares may remain unregistered under the Act.

                (iii)  If  Anti-Dilution  Shares  are  at  any  time  issued  to
Executive, Executive agrees that, during any ninety (90) day period, and notwithstanding the registration under the Securities Act of the Anti-Dilution Shares, Executive's right to sell, assign, hypothecate or otherwise transfer any interest in the Anti-Dilution Shares and the Value Incentive Shares or Option Shares (collectively referred to herein as Executive's "Transfer Rights"), shall be limited to that aggregate number of shares of the Employer's common stock which is equal to the greater of (A) one (1%) percent of the number of shares of Employer's common stock outstanding or (B) the average weekly reported volume of trading in Employer's common stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association (e.g., NASDAQ) during the four (4) calendar weeks immediately preceding the filing of the notice of sale required to be filed under Rule 144 if Anti-Dilution Shares or Option Shares are being sold in compliance with SEC Rule 144 or, if compliance with Rule 144 is not required, the date of sale. Employer and Executive agree that the restrictions described in this subparagraph 3(g)(iii) shall expire: (1) if Executive's employment is terminated other than for the reason set forth in subparagraph 4(a)(iv), upon the later of
(x) the termination of Executive's employment with Employer or (y) March 24, 2001, or (2) if Executive's employment is terminated for the reason set forth in subparagraph 4(a)(iv), upon the termination of Executive's employment with Employer or (3) in the event of a "Change In Control of Employer" as defined in subparagraph 4(d) of this Agreement. Employer further agrees that if Executive, prior to her termination of employment, has not transferred or sold the maximum number of Anti-Dilution Shares and Value Incentive Shares or Option Shares, collectively, to which she had been entitled to transfer or sell hereunder, then, as of the date of termination of her employment, where such date is prior to March 24, 2001, all restrictions on transfer and sale shall expire as of the date of termination of employment as to the number of Anti-Dilution Shares and Value Incentive Shares or Option Shares, collectively, which Executive could have previously transferred or sold cumulatively, less the number of such shares which were previously transferred or sold.

           (h) Executive acknowledges and agrees that, as a corporate officer of Employer, she will be deemed a "named executive officer," and that she is an insider, for the purposes of SEC filings and reporting and securities laws. Executive agrees to comply with all applicable securities laws including, without limitation, timely filing of Form 3, "Initial Statement of Beneficial Ownership of Securities," which shall be timely prepared by Employer's counsel.

      4. Termination: (a) In addition to any other rights and remedies provided for in this Agreement, Employer may terminate Executive's employment hereunder upon written notice "For Cause." For purposes of this Agreement, For Cause shall mean: (i) commission of any act of gross misconduct or gross negligence which has a materially adverse effect on Employer; (ii) except as permitted under subparagraph 4(c) below, deliberate and continued refusal to perform employment duties or deliberate refusal to implement a policy of the Board of Directors of Employer after receiving written notice of such policy and a thirty (30) day opportunity to cure, if such refusal is susceptible to cure; (iii) engagement by Executive in any act, whether with respect to her employment or otherwise, which is in violation of the criminal laws of the United States or any state thereof or any similar foreign law to which Executive may be subject and which results in a conviction or admission of guilt or a plea of nolo contendere; or (iv) death or permanent disability of Executive. Executive shall be deemed permanently disabled if she shall be unable by reason of mental or physical incapacity from performing her duties hereunder for a period of ninety (90) consecutive days or more. Notwithstanding the previous sentence, Employer agrees to provide Executive with thirty (30) days prior written notice that Employer considers Executive permanently disabled and intends to terminate this Agreement pursuant to this subparagraph 4(a). Executive shall have thirty (30) days after receipt of such notice to resume all of her duties hereunder. If Executive is unable to resume all of her duties within such thirty (30) day period, Employer may immediately terminate Executive's employment. If Executive's employment shall be terminated pursuant to this subparagraph 4(a), Executive shall be entitled to receive only the Base Salary actually earned and payable to Executive pursuant to subparagraph 3(a) above through the date of the termination of her employment, together with any properly reimbursable expenses and other accrued employee benefits through the date of termination, and Executive shall not thereafter be entitled to receive any further salary, bonus, expenses, benefits (other than medical or disability benefits if applicable) or other compensation of any kind hereunder, except that if Executive's employment is terminated pursuant to subparagraph 4(a)(iv), Executive shall also be entitled to a pro-rata share of any bonus due hereunder for the fiscal year in which Executive is terminated. Any bonus which has been earned, but not paid, shall be paid at the time it would otherwise be payable.

           (b) If Employer shall terminate Executive's employment other than For Cause, as provided in subparagraph 4(a) above: Executive shall be entitled to receive, as liquidated damages, and as her sole and exclusive right and remedy on account of such termination, the Base Salary to which Executive would otherwise have been entitled hereunder throughout the remaining term hereof and Executive's pro-rata share of any bonus due hereunder for the fiscal year in which Executive is terminated under this subparagraph 4(b), together with any properly reimbursable business expenses and other employee benefits to the date of termination. In addition, Employer shall reimburse Executive for the COBRA expenses incurred by Executive for the full period (not to exceed the remaining term hereof) that is allowed by Employer's medical insurance company. Amounts payable by Employer under this subparagraph 4(b) shall be payable when and as the same would otherwise have been payable under the terms hereof and shall not be subject to Executive's duty to mitigate her damages by using reasonable efforts to seek other comparable employment. Executive shall not thereafter be entitled to receive any further salary, expenses, benefits (other than medical or disability benefits, if applicable) or other compensation hereunder. In the event of termination pursuant to this subparagraph 4(b), Executive shall not be entitled to any damages by reason of such termination other than as set forth in this subparagraph 4(b). Nothing herein, however, shall be deemed a waiver of Executive's rights at law as to any causes of action against Employer including, without limitation, any claims under the Employee Retirement Income Security Act of 1974, the Equal Pay Act of 1963, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Americans With Disabilities Act of 1990 and Age Discrimination in Employment Act as modified by the Older Workers Benefit Protection Act, the Family and Medical Leave Act, the Fair Labor Standards Act, as amended, and any other federal, state or local human rights, civil rights, pension or labor laws, rules and/or regulations. The parties agree that the payments provided for in this subparagraph 4(b) constitute a reasonable estimate of Executive's damages in the event of the termination of her employment, actual damages being difficult if not impossible to ascertain.

           (c) Executive may only terminate this Agreement upon written notice of "Resignation For Cause." For purposes of this Agreement, Resignation For Cause shall include: (i) the change in Employer's corporate offices location to a location outside of New York City, (ii) change in Employer's primary business to one outside the entertainment industry, (iii) a material adverse change in the authority, responsibilities or reporting lines described in this Agreement or (iv) subject to subparagraph 4(d), a Change in Control (defined in subparagraph 4(d) below) of Employer.

           (d) A "Change in Control of Employer" shall mean any of the following events:

                (i) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than Employer, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Employer representing 50.1% or more of the combined voting power of Employer's then outstanding securities.

                (ii) Approval of Employer's shareholders of: (A) a merger, consolidation or reorganization involving Employer (a "Transaction"), unless (1) stockholders of Employer, immediately before such Transaction, own directly or indirectly immediately following such Transaction, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such Transaction (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities immediately before such Transaction, (2) the individuals who were members of the incumbent board immediately prior to the execution of the agreement providing for such Transaction constitute at least a majority of the members of the board of directors of the Surviving Corporation and (3) no Person (other than a member of the Corporate Group, an employee benefit plan (or any trust forming a part thereof) maintained by a member of the Corporate Group or the Surviving
Corporation, or any Person who, immediately prior to such Transaction had Beneficial Ownership of 50.1% or more of the then outstanding voting securities of Employer) has Beneficial Ownership of 50.1% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, or (B) an agreement for the sale or other disposition of all or substantially all of the assets of Employer to any Person (other than a member of the Corporate Group).

           (e) Unless otherwise expressly provided herein, Executive's termination of this Agreement for Resignation For Cause as described in subparagraph 4(c) shall not be effective until after Executive delivers to Employer (or the Surviving Company, if applicable) written notice. If Executive terminates for Resignation For Cause as described in subparagraph 4(c), Executive shall only be entitled to the same amounts as would be payable if Employer had terminated Executive pursuant to subparagraph 4(b), unless otherwise provided herein.

           (f) Executive may only serve her written notice of Resignation For Cause pursuant to subparagraph 4(c)(iv) upon ninety (90) days prior written notice during the one (1) year period following the effective date of the Change In Control of Employer, during which ninety (90) day period Executive agrees to negotiate in good faith with the Surviving Corporation regarding Executive's continued employment. If Executive is unable to come to agreement with the Surviving Corporation regarding such continued employment and serves her written notice of Resignation For Cause as provided herein, such resignation shall terminate this Agreement immediately, and she shall be entitled to the same amounts as would be payable if Employer had terminated Executive pursuant to subparagraph 4(b), except (i) that for purposes of calculating such amounts, the remainder of the term of this Agreement shall be deemed to be two (2) years, regardless of the actual length of the then remaining term of this Agreement and
(ii) payment of cash shall be accelerated to three (3) days after Executive delivers notice under this subparagraph 4(f).

           (g) Immediately upon the occurrence of a Change In Control of Employer, all restrictions imposed by this Agreement and Exhibits (excluding those restrictions otherwise imposed by law) on the transfer and sale of Value Incentive Shares or the Option Shares, as applicable, and the Anti-Dilution Shares shall cease to apply.

      5. Expenses; Life Insurance: (a) Employer shall reimburse Executive for all reasonable expenses of business travel (including car service to and from airports), hotel, business-related car telephone, entertainment or otherwise incurred by Executive in connection with and on behalf of the business of Employer upon presentation of receipt, voucher or itemization of expenses in accordance with Employer's then applicable expense reimbursement policies and procedures for Employer's most senior executives. Air travel and hotel expenses shall be reimbursed at rates comparable to those reimbursed for Employer's most senior management executives.

           (b) Employer shall provide Executive with a One Thousand Five Hundred ($1,500) Dollar per month car allowance and cellular telephone, the expenses of which shall be paid by Employer.

           (c) Employer shall reimburse Executive for legal and financial advising fees incurred by Executive in connection with the negotiation of this Agreement.

           (d) Employer shall maintain during the term of this Agreement term life insurance, in the amount of Two Million ($2,000,000) Dollars, on the life of Executive for the benefit of such beneficiaries as Executive may designate from time to time. Upon the termination of this Agreement, Executive shall have the right to purchase, within thirty (30) days thereafter, such insurance policy, at its cash surrender value, if any, plus any unearned premiums thereon, and Employer shall deliver the policy to Executive and shall execute any necessary instruments of transfer. A policy of insurance not so purchased by the insured shall be released from the terms of this Agreement.

           (e) Employer shall have the right to secure a Three Million ($3,000,000) Dollar "key-person" life insurance policy with respect to Executive for Employer's own benefit. In this connection, Executive agrees to complete such questionnaires and other documents and to submit to such physical examinations which Employer or any insurance carrier may from time to time reasonably require in connection with securing and maintaining such insurance.

      6. Disability: If Executive is unable to perform her duties hereunder by reason of any illness, disability or incapacity, she shall be entitled to one hundred (100%) percent of her Base Salary for the first six (6) months of her disability, seventy-five (75%) percent of her Base Salary for the next three (3) months and fifty (50%) percent of her Base Salary for the next three (3) months, less such benefits or compensation paid to Executive by reason of State, Federal, Social Security, disability, worker's compensation or comparable government benefits and such policies of disability insurance payable to Executive and procured by Employer. During any period in which disability compensation shall be paid, Executive shall continue to receive benefits in accordance with Paragraph 7.

      7. Executive Benefits: Executive shall be entitled to participate, to the extent she is eligible under the terms and conditions thereof, in any bonus, pension, profit-sharing, retirement, hospitalization, insurance, medical service, or other employee benefit plan including disability insurance generally available to the most senior executives of Employer which may be in effect from time to time during the period of her employment hereunder. Employer shall be under no obligation to continue the existence of any such employee benefit plan. Executive shall be entitled to the same vacation time (exclusive of any company-wide holidays or vacations) as are granted to Employer's most senior executives.

      8. Disclosure of Confidential Information: Executive recognizes and acknowledges that certain information is proprietary to and confidential with Employer and/or the Corporate Group, including without limitation the following:
Employer's and the Corporate Group's strategic and/or business plan, pending projects, projects in development, acquisition targets at both the individual project and corporate level, co-production arrangements, joint ventures, funding sources, distribution arrangements, the contacts at such entities and the financial terms of such agreements with Employer and/or the Corporate Group (collectively, "Confidential Information"). Confidential Information shall not include information (a) already lawfully known to the receiving party, (b) generally known to the public, entertainment business community or financial community or (c) lawfully obtained from any third party without any confidentiality obligation. Executive will not directly or indirectly, on behalf of herself or others, during or at any time after the termination of her providing services hereunder, irrespective of time, manner or reason for termination, disclose, publish, disseminate or utilize such Confidential
Information, or any part thereof except in furtherance of the business of Employer or another member of the Corporate Group. Executive will not remove or duplicate in any manner at any time any lists or other records, or any parts thereof, concerning Employer's Confidential Information and upon termination of her employment will return to Employer any and all lists and records concerning Employer's Confidential Information thereof in her possession.

      9. Interference with Employer's Business: (a) Executive agrees that during the Non-Solicitation Period (defined below), neither Executive nor any Related Person (defined below) shall knowingly, either directly or indirectly, for herself or for any other person or entity, (i) call upon, solicit or take away, or attempt to call upon, solicit or take away, any person then employed by Employer or the Corporate Group or (ii) knowingly employ any employee of Employer or the Corporate Group who voluntarily terminates such employment until six (6) months have passed following termination of such employment, unless such condition is waived by Employer in writing. "Non-Solicitation Period" shall mean the period from the date hereof until one (1) year after the termination of this agreement. "Related Person" shall mean any person or entity who or which, directly or indirectly, is controlled by Executive.

           (b) Executive agrees that during the term of her employment with Employer and for the two (2) years following termination of such employment, neither Executive nor any Related Person (as defined in subparagraph 9(a)) shall knowingly, either directly or indirectly, for herself or for any other person or entity, enter into any agreement, or assist any other person or entity in entering into any agreement or other arrangement regarding any of the projects introduced to Employer or the Corporate Group prior to or during the term of Executive's employment, without Employer's prior written consent, such consent not to be unreasonably withheld. Employer agrees that the restriction of this subparagraph 9(b) shall not apply to any project which was the subject of a written agreement between Employer and a third party, the term of which has ended, and which is not then the subject of a negotiation for an extended or new term. Executive's right to enter into an agreement or other arrangement regarding projects described by the previous sentence shall be subject to Executive's obligation to send Employer notice of Executive's intention to do so, and Employer's failure to commence negotiations for such project, within five (5) business days after receipt of such notice.

      10. Employer's Closing Obligations: (a) Employer will cause its counsel, Rubin, Bailin, Ortoli, Mayer, Baker & Fry, LLP, to issue an opinion, dated as of the Effective Date, to the effect that this Employment Agreement and the Exhibits and Schedule annexed hereto are properly authorized by Employer and enforceable in accordance with their respective terms.

           (b) Employer will deliver to Executive copies of the resolutions of Employer's Board of Directors, certified by an officer of Employer, which authorize Employer to execute this Agreement and the Exhibits annexed hereto.

           (c) Employer will cause its counsel, Satterlee Stephens Burke & Burke LLP, to issue an opinion, dated as of the Effective Date, to the effect that a Form S-8 registration will be available for the Value Incentive Shares or the Option Shares, as applicable. Such opinion will also state that a vote of Employer's shareholders is not required for the grant of the Value Incentive Bonus and the issuance of the shares of Employer's common stock thereunder.

      11. Severability: In the event any of the terms or provisions of this Agreement are found to be invalid, void or voidable for any reason whatsoever such finding will not affect the remaining terms and provisions of this Agreement and they shall remain in full force and effect, and shall be applied in a manner which will keep the economic benefits and burdens intact.

      12. Governing Law: This Agreement shall be governed in all respects by the laws of the State of New York.

      13. Notices: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered mail or certified mail to the addresses hereinabove set forth or to such other addresses as any of the parties hereto may designate in writing, transmitted by registered or certified mail to the other. Duplicate copies of any notices to Employer shall also be sent to Rubin, Bailin, Ortoli, Mayer, Baker & Fry, LLP, 405 Park Avenue, 15th Floor, New York, New York 10022, Attention: Marc L. Bailin, Esq. Duplicate copies of any notices to Executive shall also be sent to Robert M. Schorr, KLS Professional Advisors Group, Inc., 641 Lexington Avenue, New York, New York 10022.

      14. Entire Agreement: This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. No modification or amendment of this Agreement can be made other than in writing signed by the parties hereto.

      15. Injunctive Relief: Executive acknowledges that the services to be rendered by her hereunder are of a special, unique and intellectual character which gives them peculiar value, and that a breach or threatened breach of any material provision of this Agreement, including, without limitation the provisions of Paragraphs 8 and 9, will cause Employer immediate irreparable injury and damage which cannot be reasonably or adequately compensated in damages in an action at law. Accordingly, Executive agrees that Employer shall be entitled to seek injunctive relief to enforce and protect its rights under this Agreement as well as pursue any other legal remedies available to it.

      16. Most Favored Nations: Employer agrees that, to the extent any current employment agreement between Employer and any of its employees includes terms or conditions which are more favorable than those contained herein, this Agreement shall be deemed to be modified to include such more favorable terms or conditions.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

Attest:                       LANCIT MEDIA ENTERTAINMENT, LTD.



/s/ Marc L. Bailin            By:/s/ Laurence A. Lancit
------------------            -------------------------
Secretary                         Laurence A. Lancit, President




                                /s/ Susan Solomon
                                -----------------
                                      Susan Solomon






                                                         Schedule A

          CALCULATION AND PAYMENT OF VALUE INCENTIVE BONUS



           1. Measurement in Units. Units shall be used solely as a device for the measurement and determination of the amount to be paid to SUSAN L. SOLOMON ("Executive") as her "Value Incentive Bonus" under the employment agreement to which this Schedule is annexed (the "Employment Agreement"). The right to receive an amount equal to the appreciation in market value of one (1) share of the common stock, par value $.001 per share (the "Common Stock"), of LANCIT MEDIA ENTERTAINMENT, LTD. (the "Employer"), is referred to herein as a "Unit." The Units shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Units shall be and remain the sole property of the Employer and Executive's rights hereunder are limited to the right to receive cash and/or Common Stock as further provided below. The Value Incentive Bonus is an employee benefit plan of the Employer.

           2. Election to Receive Value Incentive Bonus. The Executive may elect to receive all or a portion of her Value Incentive Bonus at such time or times as she may desire by electing to convert Units into compensation as provided in this Schedule. No such election may be made, however, prior to October 1, 1997, except as otherwise provided in the Employment Agreement. From and after such date, Units may be converted in whole or from time to time in part at any time before their expiration by giving advance written notice of Executive's election to convert Units into compensation to the Chief Financial Officer of the Employer in the form of Exhibit I annexed hereto (an "Election Notice") prior to midnight, New York City time, on March 31, 2007 (the "Expiration Date"), specifying the number of Units (not to exceed, in the aggregate, 700,000) being converted.

           3. Determination of Value. Upon Executive's conversion of all or part of the Units, Executive shall be entitled to receive the economic value of the Units being converted. For each such Unit, that economic value shall be equal to the excess of (i) the "fair market value" of one share of Common Stock on the date that the Election Notice is received by the Employer's Chief Financial Officer (the "Election Date") over (ii) $ (the "Measuring Value"); subject, however, to adjustment pursuant to paragraph 6 of this Schedule. The total economic value of all Units converted by Executive pursuant to an individual Election Notice shall be the economic value of each Unit as determined in the preceding sentence multiplied by the number of Units converted. For the purposes of this Schedule, the term "fair market value" as of any date of a share of Common Stock means the average of the closing bid and ask quotation for a share of Common Stock as reported on the principal national securities exchange on which such shares are listed or, if not so listed, on the National Association of Securities Dealers, Inc. Automated Quotation System on the relevant date or, if no such shares were sold on such date, on the next preceding date on which such shares were sold or, if no sales shall have occurred within 10 business days preceding such relevant date, fair market value shall be as reasonably determined by the Board of Directors in good faith.

           4. Payment and/or Issuance of Share Certificates. Full payment of the aggregate economic value of all Units converted by Executive pursuant to an individual Election Notice (the "Total Payment") shall be made by the Employer, either in cash or in shares of Common Stock or any combination thereof, as the Employer's Board of Directors may determine in its sole discretion. If all or any part of the Total Payment due in connection with any conversion of Units hereunder is paid in shares of Common Stock ("Shares"), the number of Shares that shall be issued will be determined by dividing the Total Payment (or the part thereof to be paid in Shares) by the fair market value of a share of Common Stock on the Election Date; provided, however, that Executive shall receive cash in lieu of any fraction of a share of Common Stock issuable hereunder. Certificates for Shares, if any, issued hereunder shall be delivered to Executive, subject to the provisions of paragraph 6 hereof, as promptly as practicable thereafter. Employer may place an appropriate legend on any certificates representing ownership of Shares to assure compliance with the restrictions on Executive's right to sell Shares contained in the Employment Agreement.

           5. Expiration. Executive's right to elect to convert the Units shall expire and become null and void in accordance with Section 3(e)(vii) of the Employment Agreement.

           6. Recapitalization. If the outstanding shares of the Common Stock of the Employer are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Employer through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Employer shall issue Common Stock as a dividend or upon a stock split, then the number of Units convertible by Executive and/or the Measuring Value shall be proportionately adjusted. Adjustments under this Section shall be made by the Employer's independent public accountants.

           7. Wage, FICA and Withholding Taxes. Executive hereby agrees that there shall be deducted from the payment of the economic value of any Units converted hereunder the amount necessary to discharge any Federal, state or local taxes (including any wage withholding or stock transfer taxes) imposed upon the Employer in respect of the Units or any payment upon conversion of Units.

           8. Captions. The captions or headings of the paragraphs of this Schedule are inserted only as a matter of convenience, and in no way define, limit or in any other way describe the scope of this Agreement or the intent of any provisions hereof.

 EXHIBIT I

 to Calculation and Payment of

 Value Incentive Bonus Schedule



                                     ELECTION NOTICE



       To: LANCIT MEDIA ENTERTAINMENT, LTD.
            601 West 50th Street
            New York, New York  10019
            Attn:  Chief Financial Officer


            I hereby elect to convert Units in accordance with the terms and conditions described in the Calculation and Payment of Value Incentive Bonus Schedule to Employment Agreement to which this Election Notice is attached as
Exhibit I.

            All share certificates that may be issued pursuant to this Election Notice are to be issued and delivered as follows:

                                 _____________________________________________

                                 _____________________________________________

                                 _____________________________________________

                                 _____________________________________________.



 Date:___________________, _____       Signature______________________________






                                                          Exhibit A

Non-Qualified Stock Option for 700,000 Shares  Dated March 31, 1997
                                              (the "Date of Grant")

 This Option and the Shares issuable upon exercise of this Option are subject to certain restrictions on transfer described in
 Sections 5 and 6 hereof, and the holder of this Option agrees to be bound by such restrictions.

                  LANCIT MEDIA ENTERTAINMENT, LTD.

                       STOCK OPTION AGREEMENT

      KNOW ALL PERSONS BY THESE PRESENTS, that LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation (the "Company"), acting by its Board of Directors (the "Board"), hereby grants to SUSAN L. SOLOMON, residing at 211 Central Park West, New York, New York 10024 ("Optionee"), in consideration of services to be rendered to the Company, the right and option (the "Option") to purchase SEVEN HUNDRED THOUSAND (700,000) fully-paid and non-assessable shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), on the following terms and conditions (as used throughout, the term "Optionee" shall refer only to the original grantee of the Option, and shall not include subsequent authorized holders thereof, such as legatees, personal representatives or distributees of such grantee or transferees thereof pursuant to a "QDRO" (as defined in Section 8 below), and the term "Holder" shall refer to any authorized holder of the Option):

           1. Time and Manner of Exercise. The Option herein granted is subject to approval or ratification by the Company's shareholders in compliance with Section 505 of the Business Corporation Law of the State of New York and may not be exercised unless and until such approval or ratification has been obtained. The Option may not be exercised prior to October 1, 1997. From and after the later to occur of October 1, 1997 and the receipt of such shareholder approval or ratification, the Option may be exercised in whole or from time to time in part by giving advance written notice of such exercise to the Chief Financial Officer of the Company in the form of
      Exhibit I annexed hereto at any time prior to midnight, New York City time, on March 31, 2007 (the "Expiration Date"), specifying the number of Shares to be purchased. In no event shall a fraction of a Share be purchased or issued hereunder. Such notice must be accompanied by full payment for the Shares to be purchased and any withholding tax due. If the Company does not receive full payment for the Shares to be purchased and any withholding tax due within a reasonable period of time after notice of exercise has been given by Optionee, the notice of exercise shall be deemed to have been withdrawn and the Option shall remain in full force and effect, exercisable in accordance with the terms of this Agreement without any change in the number of Shares purchasable upon exercise of the Option, as though such notice of exercise had never been issued.

           2. Exercise Price. The price of the Shares to be purchased pursuant to the Option shall be $5.0625 per share (the "Exercise Price"), subject to adjustment pursuant to Section 8 hereof. The aggregate purchase price of the Shares to be purchased pursuant to any exercise of the Option shall be equal to the product of the number of Shares to be purchased multiplied by the Exercise Price.

           3. Payment and Issuance of Share Certificates. Full payment of the aggregate purchase price for the Shares purchased by Holder and any withholding taxes due thereon shall be made to the Company, either in cash or by certified check, bank check, personal check (in which case the Company reserves the right to withhold issuance of such Shares until the funds have cleared) or by wire transfer. If, and only if, the Shares issuable upon exercise of the Option may not be immediately resold without restriction under the Securities Act of 1933 (the "Act") prior to the date such payment is due, then Holder may pay the full or a partial amount of the purchase price, but not any withholding taxes due, in shares of Common Stock of the Company (including Shares previously issued upon exercise of the Option) valued at the "fair market value" thereof on the date notice of exercise of the Option to purchase such Shares is received by the Company. Certificates for the Shares purchased shall be delivered to
      Holder, subject to the provisions of Section 8 hereof, promptly thereafter. No Shares shall be issued, and no certificates for Shares shall be delivered, to Optionee until full payment therefor and of any withholding tax due thereon has been made. For the purposes of this agreement, the term "fair market value" as of any date of a share of Common Stock means the average of the closing bid and ask quotations for a share of Common stock as reported on the principal national securities exchange on which such shares are listed or, if not so listed, on the National Association of Securities Dealers, Inc. Automated Quotation System on the relevant date or, if no such shares were sold on such date, on the next preceding date on which such shares were sold or, if no sales shall have occurred within 10 business days preceding such relevant date, fair market value shall be as reasonably determined by the Board in good faith.

           4. Expiration. The Option shall expire and become null and void at the earliest of:

            (a)  the   adjournment   of  the  first  meeting  of  the  Company's
shareholders to be held after the date first above written unless the Option is approved or ratified by the shareholders at such meeting;

            (b) the Expiration Date;

            (c) expiration   of   the   Option   pursuant   to  the
           provisions of Section 8 hereof;

            (d) (i) six (6) months after the termination of Optionee's employment pursuant to Optionee's employment agreement with the Company dated as of March 31, 1997 (the "Employment Agreement") if such termination occurs on or prior to March 31, 2001 other than by reason of death or "permanent disability" (as defined in the Employment Agreement);

                 (ii)one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs on or prior to March 31, 2001 by reason of death or "permanent disability";

            (e) one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2001 and on or prior to March 31, 2002;

            (f) two (2) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2002 and on or prior to March 31, 2003; or

            (g) three (3) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2003.

       In the event Optionee's employment is terminated within four (4) years of the Effective Date of the Employment Agreement other than "For Cause" (as defined in the Employment Agreement) or in the event Optionee effects a "Resignation For Cause" (as defined in the Employment Agreement) then, notwithstanding any other provisions of this or any other agreement dated of even date herewith or prior hereto, the Option shall expire no earlier than the date which is two (2) years from the Effective Date of the Employment Agreement with respect to 50% of the Shares purchasable upon exercise of the Option, the date which is three (3) years from the Effective Date of the Employment Agreement with respect to an additional 25% of the Shares purchasable upon exercise of the Option, and the date which is four (4) years from the Effective Date of the Employment Agreement with respect to the remaining 25% of the Shares purchasable upon exercise of the Option.

           5.    Securities Laws.

            (a) Optionee acknowledges that Optionee has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (in particular, Rule 144 promulgated under the Act ("Rule 144") and Section 16 of the Exchange Act and Rule 16b-3 promulgated thereunder) and the securities ("Blue Sky") laws of the state of Optionee's residence, concerning the Shares issuable upon exercise of the Option and agrees to be bound by the restrictions embodied in such laws, and the rules and regulations promulgated thereunder. Unless the Shares to be issued upon the exercise of the Option have been registered for resale in accordance with a currently effective registration statement under the Act, (but without prejudice to any obligations of the Company arising under the Employment Agreement or the Registration Rights Agreement referred to therein to register the Shares) the Board may require, as a condition to the delivery of certificates representing ownership of the Shares, that the Company receive appropriate evidence that Holder is acquiring the Shares for investment and not with a view to the distribution or public offering of the Shares, or any interest in the Shares, and a representation to the effect that Holder shall make no sale or other disposition of the Shares unless (a) the Company shall have received an opinion of counsel satisfactory in form and substance to it that the sale or other disposition may be made without registration under the then applicable provisions of the Act and the rules and regulations promulgated thereunder, or (b) the Shares shall be included in a currently effective registration statement under the Act. The Company reserves the right to place a legend on any certificates representing ownership of Shares to assure compliance with this paragraph.

            (b) The Company  acknowledges that the Employment Agreement provides that the Company will seek to register the Shares under the Act on a Form S-8 registration statement and thereafter use reasonable efforts to maintain same in effect. In connection with such registration, the Company shall prepare and file and thereafter maintain current and in effect a "reoffer prospectus" under such registration statement registering the resale of all the Shares by Optionee. The Company agrees to use reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for the Company to remain qualified to use Form S-8 and such reoffer prospectus as herein contemplated. The Company's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Date of Grant, or (ii) the sale of all of the Shares by Optionee, or (iii) the date Optionee receives an opinion of counsel (which may be from counsel to the Company) reasonably acceptable to counsel for the Optionee that all of the Shares may be sold under the provisions of paragraph
(k) of Rule 144 notwithstanding the fact that a portion of the Shares may remain unregistered under the Act.

           6.    Non-Transferability; Death or Disability.

            (a) The Option is granted in recognition of the personal services of Optionee and Optionee hereby agrees that Optionee will not directly or indirectly sell, assign, transfer, pledge, hypothecate, dispose of, encumber or otherwise grant any interest in the Option other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a "Qualified Domestic Relations Order" ("QDRO") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Option may be exercised during the lifetime of Optionee only by Optionee or by Optionee's guardian or other legal representative or by a transferee thereof pursuant to a QDRO (a "Permitted Transferee").

            (b) Optionee acknowledges that the Employment Agreement contains certain restrictions on Optionee's right to sell Shares and hereby agrees that the Company may place an appropriate legend on any certificates representing ownership of Shares to assure compliance with such restrictions.

            (c) If Optionee shall die, the Option may be exercised by Optionee's executor, administrator or other legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 4 hereof.

            (d) If Optionee's employment pursuant to the Employment Agreement is terminated by reason of "permanent disability" (as defined in the Employment Agreement) the Option may be exercised by Optionee or by Optionee's guardian or legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 4 hereof.

           7. Holder Not a Shareholder. The Option shall not entitle Holder to any dividend, voting or other rights as a shareholder of the Company or to any notice of proceedings of the Company in respect of any Shares issuable upon exercise of the Option unless and until the certificates representing the Shares have been issued to Holder.

           8.    Recapitalization and Reorganization.

            (a) If the outstanding shares of the Common Stock of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue Common Stock as a dividend or upon a stock split, then the number and kind of shares then purchasable upon exercise of the Option and the Exercise Price hereunder shall be proportionately adjusted. However, no such adjustment shall change the total purchase price of a complete exercise of the unexercised portion of the Option. Adjustments under this Section shall be made by the Company's independent public accountants. In computing any such adjustments, any fractional share which might otherwise become subject to the Option shall be eliminated and paid in cash.

            (b) In the event of (i) the dissolution or liquidation of the Company or (ii) a merger or consolidation in which (A) the Company does not survive as a publicly owned corporation with securities registered under the Exchange Act and (B) the agreements governing such merger or consolidation do not provide for the issuance of substitute options with substantially equivalent terms as determined by the Board in lieu of the Option or for the express assumption (within the meaning of Section 424(a) of the Code) of the Option by the surviving corporation, the Board shall declare that the Option shall terminate as of a date to be fixed by the Board (the "Termination Date"), provided that the Board shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Holder and, provided the Option has theretofore been approved or ratified by the Company's shareholders as contemplated by the provisions of Section 1 above, Holder shall have the right, during the period between the receipt of the written notice and the Termination Date to exercise the Option, in whole or in part, whether or not all or any part of the Option would not otherwise be exercisable; provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have delivered to the Company a notice of exercise of the Option, in whole, on the Effective Date. To the extent that the Option is not exercised in its entirety on or prior to the Termination Date, the Option and any and all rights then remaining hereunder shall expire and terminate as of the Termination Date.

            (c) Provided the Option has been approved or ratified by the Company's shareholders as contemplated by the provisions of Section 1 above, in the event a "Change in Control of Employer" (as defined in the Employment Agreement) occurs prior to October 1, 1997, the Option shall become immediately exercisable, in whole or in part.

            (d) In the event of a "Change in Control of Employer" pursuant to which substitute options are offered to Optionee in place of the Option herein granted or the surviving corporation offers to assume the Option, the Board shall cause to be delivered not less than thirty (30) days before the effective date of such "Change in Control of Employer" (the "Effective Date") written notice of the Effective Date to Optionee and, provided the Option has theretofore been approved or ratified by the Company's shareholders as contemplated by the provisions of Section 1 above, Optionee shall have the right to elect to accept such substitute options or assumption or to exercise the Option, in whole or in part, prior to the Effective Date (and such notice shall so state); provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have rejected any substitute options offered to Optionee and any offer to assume the Option and to have delivered to the Company a notice of exercise of the Option, in whole, on the Effective Date.

           9. Reservation of Shares. The Company will at all times reserve and keep available out of its authorized shares of Common Stock, solely for issuance upon the exercise of the Option and other similar options, at least such number of its shares of Common Stock as shall be issuable upon the exercise of the Option and all other similar options at the time outstanding.

           10. No Employment Agreement. Nothing contained in this Agreement shall confer upon Optionee the right to be continued as an employee or as a director of or as a consultant or advisor to the Company or any subsidiary or affiliate of the Company or shall interfere in any way with the right of the Company or any subsidiary or affiliate of the Company lawfully to terminate Optionee's employment at any time, and no such termination shall in any way affect any of the rights of the Company set forth in this Agreement. Nothing herein contained shall in any way affect the rights of the Company or Optionee arising under the Employment Agreement.

           11. Wage, FICA and Withholding Taxes. Holder hereby agrees that Holder will make such arrangements as the Company may reasonably deem necessary to discharge any Federal, state or local taxes (including any wage withholding or stock transfer taxes) imposed upon the Company in respect of this Agreement, the Option covered hereby or the Shares purchasable hereunder. Shares of Common Stock may not be used to discharge Holder's tax obligations. Holder may, however, discharge Holder's tax obligations with respect to any purchase of Shares pursuant to the exercise of the Option by (i) agreeing to sell the Shares so purchased within the thirty (30) day period immediately following such purchase, which period shall be extended by such number of days, if any, during which such sale cannot be effected by reason of the failure or inability of the Company to register such Shares under the Act (as so extended, the "Sale Period") and (ii) delivering to the Company Optionee's promissory note payable upon the earlier to occur of (A) such sale of Shares and (B) the expiration of the Sale Period.

           12. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or understandings, whether oral or written, between the parties hereto relative to the subject hereof, and this Agreement may not be extended, amended, modified or supplemented without the written consent of the parties hereto.

           13. Waiver, Modification, Amendment. Except where specific time limits are herein provided, no delay on the part of either party hereto in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No waiver, modification, or amendment of this Agreement or any provision hereof, shall be enforceable against either party hereto unless in writing, signed by the party against whom such waiver, modification or amendment is claimed, and with regard to any waiver, shall be limited solely to the one event.

           14. Governing Law. This Agreement and all amendments or changes relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of New York.

           15. Notices. Notices pursuant hereto shall be given in writing, in person (against receipt therefor only if requested) or by registered or certified mail, return receipt requested, and shall be deemed delivered upon delivery in person or four (4) days after deposit in the United States mail, postage prepaid, addressed as follows:

                 If to the Company: LANCIT   MEDIA   ENTERTAINMENT, LTD.
                                    601 West 50th Street
                                    New York, NY 10019
                                    Attn:  Chief Financial Officer

                 If to Optionee:    SUSAN L. SOLOMON
                                    211 Central Park West
                                    New York, NY 10024

       or to such other address as either party hereto shall designate to the other party by written notice given in accordance with this Section.

           16. Injunctive Relief. In addition to any other rights or remedies available to the Company as a result of any breach of Optionee's covenants under Section 5 hereof, the Company shall be entitled to enforcement of such covenants by seeking an injunction or a decree of specific performance from a court of competent jurisdiction.

           17.   Captions.   The   captions   or  headings  of  the
      Sections are inserted only as a matter of convenience, and in no way define, limit or in any other way describe the scope of this Agreement or the intent of any provisions hereof.

           18. Optionee Information and Knowledge. Holder hereby certifies that Holder has read the above Agreement, and understands and agrees to all of the terms, conditions and statements contained therein, accepting this Agreement as of the Date of Grant first above written.

       ATTEST:                          LANCIT MEDIA ENTERTAINMENT, LTD.




       _____________________________     By: __________________________________
            [Assistant] Secretary            Laurence A. Lancit, President




                                             __________________________________
                                                   SUSAN L. SOLOMON

 EXHIBIT I

                                     EXERCISE NOTICE

       To: LANCIT MEDIA ENTERTAINMENT, LTD. (the "Company")
            601 West 50th Street
            New York, New York  10019
            Attn:  Chief Financial Officer

            I hereby elect to purchase shares of Common Stock ("New Shares") in accordance with the terms and conditions of the Stock Option Agreement to which this Exercise Notice is attached as Exhibit I (the "Agreement"), and hereby tender herewith full payment of the purchase price and all applicable withholding taxes in the amount of $ , either in cash or by certified check, bank check, personal check (in which case the Company reserves the right to withhold issuance of such New Shares until the funds have cleared) payable to the order of Lancit Media Entertainment, Ltd., or by wire transfer of funds, or, but only if I am permitted to do so under the Agreement, and only with regard to the full or partial amount of the purchase price, in negotiable certificates1 for outstanding shares of Common Stock of the Company ("Old Shares"), valued at the "fair market value" (as defined in the Agreement) thereof as of the date this Exercise Notice is received by the Company.

            I further request that if the stock certificate(s) for Old Shares being tendered herewith (if any) is for more shares of Common Stock than are needed to pay the purchase price, that a new stock certificate for the extra shares represented by the certificate(s) delivered herewith be issued and delivered to me.

            All share certificates issued pursuant to this Exercise Notice are to be issued and delivered as follows:

                                        _______________________________________

                                        _______________________________________

                                        _______________________________________

                                        _______________________________________.


Date:__________________,________           Signature __________________________2





     1 To be negotiable, certificates must be endorsed to LANCIT MEDIA ENTERTAINMENT, LTD., or in blank, or be accompanied by a stock power so endorsed.

     2 The signature on this notice must correspond with Holder's name as written on the face of the Agreement in every particular, without alteration or enlargement or any change whatsoever.




                                                          Exhibit B

NQO 1990     for 70,000 Shares                 Dated March 31, 1997
                                              (the "Date of Grant")

 This Option and the Shares issuable upon exercise of this Option are subject to certain restrictions on transfer described in
 Sections 7 and 8 hereof, and the holder of this Option agrees to be bound by such restrictions.

                  LANCIT MEDIA ENTERTAINMENT, LTD.

                       STOCK OPTION AGREEMENT

      KNOW ALL PERSONS BY THESE PRESENTS, that LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation (the "Company"), acting by its Board of Directors (the "Board"), hereby grants to SUSAN L. SOLOMON, residing at 211 Central Park West, New York, New York 10024 ("Optionee" or a "Holder" as defined below), pursuant to the Company's 1990 Stock Option Plan (the "Plan"), in consideration of services to be rendered to the Company, the right and option (the "Option") to purchase up to SEVENTY THOUSAND (70,000) fully-paid and non-assessable shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), on the following terms and conditions (as used throughout, the term "Optionee" shall refer only to the original grantee of the Option, and shall not include subsequent authorized holders thereof, such as legatees, personal representatives or distributees of such grantee or transferees thereof pursuant to a "QDRO" (as defined in Section 8 below), and the term "Holder" shall refer to any authorized holder of the Option):

           1. Character of the Option. The Plan provides for the issuance of incentive stock options ("Incentive Stock Options") and of non-qualified stock options ("Non-Qualified Options"). The Incentive Stock Options are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-Qualified Options are intended to be options which do not satisfy the requirements of Section 422 of the Code. All of the Shares purchasable hereunder are purchasable pursuant to a Non-Qualified Option.

           2.    Time and Manner of Exercise.

      (a) To the extent provided in paragraph (b) of this Section, the Option may be exercised in whole or from time to time in part by giving advance written notice of such exercise to the Chief Financial Officer of the Company in the form of Exhibit I annexed hereto at any time after October 1, 1997 and prior to midnight, New York City time, on March 31, 2007 (the "Expiration Date"), specifying the number of Shares to be purchased. In no event shall a fraction of a Share be purchased or issued hereunder. Such notice must be accompanied by full payment for the Shares to be purchased and any withholding tax due. If the Company does not receive full payment for the Shares to be purchased and any withholding tax due within a reasonable period of time after notice of exercise has been given by Optionee, the notice of exercise shall be deemed to have been withdrawn and the Option shall remain in full force and effect, exercisable in accordance with the terms of this Agreement without any change in the number of Shares purchasable upon exercise of the Option, as though such notice of exercise had never been issued.

      (b) This Option may be exercised prior to the Expiration Date at any time (or if exercised in part, from time to time) to purchase such number of Shares as equals the total of the "Exercise Products" determined prior to such exercise of the Option (less such number of Shares as may already have been purchased upon the exercise of the Option); provided, however, that under no circumstances whatsoever may the Option be exercised to purchase more that 70,000 shares of Common Stock. For the purposes of this agreement, Exercise Product shall be determined as follows: Every time an option or warrant issued by the Company which entitles the holder to acquire shares of Common Stock upon the exercise thereof, and which is outstanding on the date first above written (each such option and warrant outstanding on the date first above written is hereinafter referred to as a "Currently Outstanding Warrant"), is exercised, the "dilutive effect" of such exercise shall be determined in accordance with the following formula:

"dilutive effect" = dilutive value, where "dilutive  value" = afmv - app, where
                    --------------                            ----------
                         fmv                                   os+uso

  fmv =    the "fair  market  value" of a share of Common  Stock on
           the date of exercise (for the purposes of this agreement, the term "fair market value" as of any date of a share of Common Stock means the average of the closing bid and ask quotations for a share of Common Stock as reported on the principal national securities exchange on which such shares are listed or, if not so listed, on the National Association of Securities Dealers, Inc. Automated Quotation System on the relevant date or, if no such shares were sold on such date, on the next preceding date on which such shares were sold or, if no sales shall have occurred within 10 business days preceding such relevant date, fair market value shall be as reasonably determined by the Board in good faith);
 afmv = the aggregate fair market value of the shares of Common Stock purchased upon such exercise;
  app =    the  aggregate  purchase  price paid for such  shares of
           Common Stock;
  os  =    the  number  of  shares  of  Common  Stock   outstanding
           immediately prior to such exercise; and
  uso = the number of Signing Options remaining unexercised at such time.

The dilutive effect so determined, expressed as a fraction, shall be multiplied by 700,000 and the product so determined (the "Exercise Product") shall be the number of Shares which may thereafter be purchased upon exercise of the Option as a consequence of such exercise of Currently Outstanding Warrants. The Exercise Product shall be determined with respect to every exercise of Currently Outstanding Warrants after the date hereof.

      (c) Anything in paragraph (b) of this Section to the contrary notwithstanding, from and after October 1, 2006, the Option shall be exercisable in whole or from time to time in part to purchase 70,000 Shares (less such number of Shares as may already have been purchased upon the exercise of the Option).

           3. Exercise Price. The price of the Shares to be purchased pursuant to the Option shall be $5.0625 per share (the "Exercise Price"), subject to adjustment pursuant to Section 10 hereof. The aggregate purchase price of the Shares to be purchased pursuant to any exercise of the Option shall be equal to the product of the number of Shares to be purchased multiplied by the Exercise Price.

           4. Payment and Issuance of Share Certificates. Full payment of the aggregate purchase price for the Shares purchased by Holder and any withholding taxes due thereon shall be made to the Company, either in cash or by certified check, bank check, personal check (in which case the Company reserves the right to withhold issuance of such Shares until the funds have cleared) or by wire transfer. If, and only if, the Shares issuable upon exercise of the Option may not be immediately resold without restriction under the Securities Act of 1933, as amended (the "Act") prior to the date such payment is due, then Holder may pay the full or partial amount of the purchase price, but not any withholding taxes due, in shares of Common Stock of the Company (including Shares previously issued upon exercise of the Option) valued at the "fair market value" thereof on the date notice of exercise of the Option to purchase such Shares is received by the Company. Certificates for the Shares purchased shall be delivered to Holder, subject to the provisions of Section 10 hereof, promptly thereafter. No Shares shall be issued, and no certificates for Shares shall be delivered, to Holder until full payment therefor and of any withholding tax due thereon has been made.

           5. Expiration. The Option shall expire and become null and void at the earliest of:

      (a)  the Expiration Date;

      (b)  expiration of the Option  pursuant to the  provisions of
           Section 10 hereof;

      (c) (i) six (6) months after the termination of Optionee's employment pursuant to Optionee's employment agreement with the Company dated as of March 31, 1997 (the "Employment Agreement") if such termination occurs on or prior to March 31, 2001 other than "For Cause" (as defined in the Employment Agreement) or by reason of death or "permanent disability" (as defined in the Employment Agreement);

           (ii) one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs on or prior to March 31, 2001 by reason of death or "permanent disability;"

      (d) one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason other than "For Cause" after March 31, 2001 and on or prior to March 31, 2002;

      (e) two (2) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason other than "For Cause" or by reason of "permanent disability" after March 31, 2002 and on or prior to March 31, 2003;

      (f) three (3) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason other than "For Cause" or by reason of "permanent disability" after March 31, 2003;

      (g) one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs by reason of "permanent disability" after March 31, 2002; or

      (h) upon the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs "For Cause" at any time.

In the event Optionee's employment is terminated within four (4) years of the Effective Date of the Employment Agreement other than "For Cause" or in the event Optionee effects a "Resignation For Cause" (as defined in the Employment Agreement) then, notwithstanding any other provisions of this or any other agreement dated of even date herewith or prior hereto, the Option shall expire no earlier than the date which is two (2) years from the Effective Date of the Employment Agreement with respect to 50% of the Shares purchasable upon exercise of the Option, the date which is three (3) years from the Effective Date of the Employment Agreement with respect to an additional 25% of the Shares purchasable upon exercise of the Option, and the date which is four (4) years from the Effective Date of the Employment Agreement with respect to the remaining 25% of the Shares purchasable upon exercise of the Option.

           6. Subject to Plan. The Option has been issued under the Plan. In addition to the provisions of this Agreement, the Option will be subject to the power of the Board to interpret the Plan, correct any defect, supply any omission and reconcile any inconsistency in the Plan, prescribe, amend and rescind rules and regulations, forms, notices and agreements relating to it and make all determinations necessary or advisable for its administration and to alter, suspend or discontinue the Plan at any time, except that no such action of the Board may, without the consent of the Holder, alter the terms of, or impair the rights of the Holder under this Agreement, except pursuant to Section 10 below. The power of the Board to construe and administer any options granted prior to the termination or suspension of the Plan shall nevertheless continue after and survive such termination or during such suspension. By acceptance hereof, Optionee acknowledges receipt of a copy of the Summary Plan Description describing the Plan and recognizes and agrees to the foregoing.

           7.    Securities Laws.

      (a) Optionee acknowledges that Optionee has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (in particular, Rule 144 promulgated under the Act ("Rule 144") and Section 16 of the Exchange Act and Rule 16b-3 promulgated thereunder) and the securities ("Blue Sky") laws of the state of Optionee's residence, concerning the Shares issuable upon exercise of the Option and agrees to be bound by the restrictions embodied in such laws, and the rules and regulations promulgated thereunder. Unless the Shares to be issued upon the exercise of the Option have been registered for resale in accordance with a currently effective registration statement under the Act, the Board may require, as a condition to the delivery of certificates representing ownership of the Shares, that the Company receive appropriate evidence that Holder is acquiring the Shares for investment and not with a view to the distribution or public offering of the Shares, or any interest in the Shares, and a representation to the effect that Holder shall make no sale or other disposition of the Shares unless (a) the Company shall have received an opinion of counsel satisfactory in form and substance to it that the sale or other disposition may be made without registration under the then applicable provisions of the Act and the rules and regulations promulgated thereunder, or (b) the Shares shall be included in a currently effective registration statement under the Act. If at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares subject to the Plan, no Shares shall be issued and no certificates for Shares shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board. The Company reserves the right to place a legend on any certificates representing ownership of Shares to assure compliance with this paragraph.

      (b) The Company acknowledges that the Common Stock purchasable upon exercise of stock options issued under the Plan have been registered under the Act on a Form S-8 registration statement and agrees to use reasonable efforts to maintain same in effect. In connection with such registration, the Company shall prepare and file, by means of a post-effective amendment, and thereafter maintain current and in effect a "reoffer prospectus" under such registration statement registering the resale of all the Shares by Optionee. The Company agrees to use reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for the Company to remain qualified to use Form S-8 and such reoffer prospectus as herein contemplated. The Company's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Date of Grant, or (ii) the sale of all of the Shares by Optionee, or (iii) the date Optionee receives an opinion of counsel (which may be from counsel to the Company) reasonably acceptable to counsel for the Optionee that all of the Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Shares may remain unregistered under the Act.

           8.    Non-Transferability; Death or Disability.

      (a) The Option is granted in recognition of the personal services of Optionee and Optionee hereby agrees that Optionee will not directly or indirectly sell, assign, transfer, pledge, hypothecate, dispose of, encumber or otherwise grant any interest in the Option other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a "Qualified Domestic Relations Order" ("QDRO") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Option may be exercised during the lifetime of Optionee only by Optionee or by Optionee's guardian or other legal representative or by a transferee thereof pursuant to a QDRO (a "Permitted Transferee").

      (b) Optionee acknowledges that the Employment Agreement contains certain restrictions on Optionee's right to sell Shares and hereby agrees that the Company may place an appropriate legend on any certificates representing ownership of Shares to assure compliance with such restrictions.

      (c) If Optionee shall die, the Option may be exercised by Optionee's executor, administrator or other legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 5 hereof.

      (d) If Optionee's employment pursuant to the Employment Agreement is terminated by reason of "permanent disability" (as defined in the Employment Agreement), the Option may be exercised by Optionee or by Optionee's guardian or legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 5 hereof.

           9. Holder Not a Shareholder. The Option shall not entitle Holder to any dividend, voting or other rights as a shareholder of the Company or to any notice of proceedings of the Company in respect of any Shares issuable upon exercise of the Option unless and until the certificates representing the Shares have been issued to Holder.

           10.   Recapitalization and Reorganization.

      (a) If the outstanding shares of the Common Stock of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue Common Stock as a dividend or upon a stock split, then the number and kind of shares then purchasable upon exercise of the Option and the Exercise Price hereunder shall be proportionately adjusted. However, no such adjustment shall change the total purchase price of a complete exercise of the unexercised portion of the Option. Adjustments under this Section shall be made by the Company's independent public accountants. In computing any such adjustments, any fractional share which might otherwise become subject to the Option shall be eliminated and be paid in cash.

      (b) In the event of (i) the  dissolution  or liquidation of the Company or
(ii) a merger or consolidation in which (A) the Company does not survive as a publicly owned corporation with securities registered under the Exchange Act and
(B) the agreements governing such merger or consolidation do not provide for the issuance of substitute options with substantially equivalent terms as determined by the Board in lieu of the Option or for the express assumption (within the meaning of Section 424(a) of the Code) of the Option by the surviving corporation, the Board shall declare that the Option shall terminate as of a date to be fixed by the Board (the "Termination Date"), provided that the Board shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Holder, and Holder shall have the right, during the period between the receipt of the written notice and the Termination Date to exercise the Option, in whole or in part, whether or not all or any part of the Option would not otherwise be exercisable; provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have delivered to the Company a notice of exercise of the Option, in whole to the extent provided in paragraph (b) of Section 2, above, on the Effective Date. To the extent that the Option is not exercised in its entirety on or prior to the Termination Date, the Option and any and all rights then remaining hereunder shall terminate as of the Termination Date.

      (c) In the event "Change in Control of Employer" (as defined in the Employment Agreement) occurs prior to October 1, 1997, the Option shall become immediately exercisable, in whole or in part, to the extent provided in paragraph (b) of Section 2, above.

      (d) In the event of a "Change in Control of Employer" pursuant to which substitute options are offered in place of the Option herein granted or the surviving corporation offers to assume the Option, the Board shall cause to be delivered not less than thirty (30) days before the effective date of such "Change in Control of Employer" (the "Effective Date") written notice of the Effective Date to Optionee and Optionee shall have the right to elect (i) to accept such substitute options or assumption, or (ii) to exercise the Option, in whole or in part, to the extent provided in paragraph (b) of Section 2, above, prior to the Effective Date (and such notice shall so state); provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have rejected any substitute options offered to Optionee and any offer to assume the Option and to have delivered to the Company a notice of exercise of the Option, in whole to the extent provided in paragraph
(b) of Section 2, above, on the Effective Date.

           11. Reservation of Shares. The Company will at all times reserve and keep available out of its authorized shares of Common Stock, solely for issuance upon the exercise of the Option and other similar options, at least such number of its shares of Common Stock as shall be issuable upon the exercise of the Option and all other similar options at the time outstanding.

           12. No Employment Agreement. Nothing contained in this Agreement shall confer upon Optionee the right to be continued as an employee or as a director of or as a consultant or advisor to the Company or any subsidiary or affiliate of the Company or shall interfere in any way with the right of the Company or any subsidiary or affiliate of the Company lawfully to terminate Optionee's employment at any time, and no such termination shall in any way affect any of the rights of the Company set forth in this Agreement. Nothing herein contained shall in any way affect the rights of the Company or Optionee arising under the Employment Agreement.

           13. Wage, FICA and Withholding Taxes. Holder hereby agrees that Holder will make such arrangements as the Company may reasonably deem necessary to discharge any Federal, state or local taxes (including any wage withholding or stock transfer taxes) imposed upon the Company in respect of this Agreement, the Option covered hereby or the Shares purchasable hereunder. Shares of Common Stock may not be used to discharge Holder's tax obligations. Holder may, however, discharge Holder's tax obligations with respect to any purchase of Shares pursuant to the exercise of the Option by (i) agreeing to sell the Shares so purchased within the thirty (30) day period immediately following such purchase, which period shall be extended by such number of days, if any, during which such sale cannot be effected by reason of the failure or inability of the Company to register such Shares under the Act (as so extended, the "Sale Period") and (ii) delivering to the Company Optionee's promissory note payable upon the earlier to occur of (A) such sale of Shares and (B) the expiration of the Sale Period.

           14. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or understandings, whether oral or written, between the parties hereto relative to the subject hereof, and this Agreement may not be extended, amended, modified or supplemented without the written consent of the parties hereto.

           15.   Waiver,  Modification,   Amendment.  Except  where
specific time limits are herein
       provided, no delay on the part of either party hereto in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No waiver, modification, or amendment of this Agreement or any provision hereof, shall be enforceable against either party hereto unless in writing, signed by the party against whom such waiver, modification or amendment is claimed, and with regard to any waiver, shall be limited solely to the one event.

           16. Governing Law. This Agreement and all amendments or changes relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of New York.

           17. Notices. Notices pursuant hereto shall be given in writing, in person (against receipt therefor only if requested) or by registered or certified mail, return receipt requested, and shall be deemed delivered upon delivery in person or four (4) days after deposit in the United States mail, postage prepaid, addressed as follows:

           If to the Company:  LANCIT MEDIA ENTERTAINMENT, LTD.
                          601 West 50th Street
                          New York, NY 10019
                          Attn: Chief Financial Officer

           If to Optionee:SUSAN L. SOLOMON
                          211 Central Park West
                          New York, NY 10024

or to such other address as either party hereto shall designate to the other party by written notice given in accordance with this Section.

           18. Injunctive Relief. In addition to any other rights or remedies available to the Company as a result of any breach of Optionee's covenants under
Section 7 hereof, the Company shall be entitled to enforcement of such covenants by seeking an injunction or a decree of specific performance from a court of competent jurisdiction.

           19. Captions. The captions or headings of the Sections are inserted only as a matter of convenience, and in no way define, limit or in any other way describe the scope of this Agreement or the intent of any provisions hereof.

           20. Optionee Information and Knowledge. Holder hereby certifies that Holder has read the above Agreement, and understands and agrees to all of the terms, conditions and statements contained therein, accepting this Agreement as of the Date of Grant first above written.

ATTEST:                        LANCIT MEDIA ENTERTAINMENT, LTD.



  _____________________________              By: ______________________________
     [Assistant] Secretary                        Laurence A. Lancit, President



                                                 ______________________________
                                                  SUSAN L. SOLOMON

                                                  EXHIBIT I
                                          to Stock Option Agreement

                           EXERCISE NOTICE

To:   LANCIT MEDIA ENTERTAINMENT, LTD. (the "Company")
      601 West 50th Street
      New York, New York  10019
      Attn:  Chief Financial Officer

      I hereby elect to purchase shares of Common Stock ("New Shares") pursuant to the exercise of Non-Qualified Option NQO 1990- in accordance with the terms and conditions of the Stock Option Agreement to which this Exercise Notice is attached as Exhibit I (the "Agreement"), and hereby tender herewith full payment of the purchase price and all applicable withholding taxes in the amount of $ , either in cash or by certified check, bank check, personal check (in which case the Company reserves the right to withhold issuance of such New Shares until the funds have cleared) payable to the order of Lancit Media Entertainment, Ltd., or by wire transfer, or, but only if I am permitted to do so under the Agreement, and only with regard to the full or a partial amount of the purchase price, in negotiable certificates1 for outstanding shares of Common Stock of the Company ("Old Shares"), valued at the "fair market value" (as defined in the Agreement) thereof as of the date this Exercise Notice is received by the Company.

      I further request that if the stock certificate(s) for Old Shares being tendered herewith (if any) is for more shares of Common Stock than are needed to pay the purchase price, that a new stock certificate for the extra shares represented by the certificate(s) delivered herewith be issued and delivered to me.

      All share certificates issued pursuant to this Exercise Notice are to be issued and delivered as follows:

                                        _______________________________________

                                        _______________________________________

                                        _______________________________________

                                        _______________________________________.

Date:___________________, ______          Signature____________________________





1 To be negotiable, certificates must be endorsed to LANCIT MEDIA ENTERTAINMENT, LTD., or in blank, or be accompanies by a stock power so endorsed.

2 The signature on this notice must correspond with Holder's name as written on the face of the Agreement in every particular, without alteration or enlargement or any change whatsoever.